EXHIBIT 10-14


			Loan Agreement

			by and between

		Artistic Greetings Incorporated

			      and

	 New York State Urban Development Corporation

			    TABLE OF CONTENTS


ARTICLE 1:      DEFINITIONS AND ACCOUNTING TERMS.
   Section 1.01 Certain Defined Terms
   Section 1.02 Accounting Terms

ARTICLE 2:      THE CREDIT.
   Section 2.01 The Loan
   Section 2.02 The Note
   Section 2.03 Purpose of Loan; Project
   Section 2.04 Prepayments
   Section 2.05 Interest
   Section 2.06 Payments

ARTICLE 3:      CONDITIONS PRECEDENT.
   Section 3.01 Conditions Precedent

ARTICLE 4:      REPRESENTATIONS AND WARRANTIES OF BORROWER.
   Section 4.01 Incorporation, Good Standing and Due Qualification
   Section 4.02 Corporate Power and Authority; No Conflicts
   Section 4.03 Legally Enforceable Agreements
   Section 4.04 Litigation
   Section 4.05 Financial Statements
   Section 4.06 Ownership and Liens
   Section 4.07 Taxes
   Section 4.08 Operation of Business; Compliance with Laws
   Section 4.09 Subsidiaries and Ownership of Stock
   Section 4.10 Credit Arrangements
   Section 4.11 No Default on Outstanding Judgments or Orders
   Section 4.12 Labor Disputes and Acts of God
   Section 4.13 Financial Support
   Section 4.14 Application and Documents Submitted to Lender

ARTICLE 5:      AFFIRMATIVE COVENANTS.
   Section 5.01 Maintenance of Existence
   Section 5.02 Conduct of Business
   Section 5.03 Maintenance of Properties
   Section 5.04 Maintenance of Records
   Section 5.05 Maintenance of Insurance
   Section 5.06 Compliance with Laws
   Section 5.07 Taxes
   Section 5.08 Right of Inspection and Audit
   Section 5.09 Reporting Requirements
   Section 5.10 Employee Reporting Form
   Section 5.11 Reduction in Permanent Workforce
   Section 5.12 Non-Discrimination and Affirmative Action

ARTICLE 6:      NEGATIVE COVENANTS.
   Section 6.01 Debt
   Section 6.02 Transactions with Affiliates
   Section 6.03 Location of Business
   Section 6.04 Compensation

ARTICLE 7:      EVENTS OF DEFAULT.
   Section 7.01 Events of Default
   Section 7.02 Remedies

ARTICLE 8:      MISCELLANEOUS.
   Section 8.01 Amendments and Waivers
   Section 8.02 Usury
   Section 8.03 Expenses
   Section 8.04 Indemnification
   Section 8.05 Assignment
   Section 8.06 Notices
   Section 8.07 Jurisdiction; Immunities
   Section 8.08 Captions
   Section 8.09 Severability
   Section 8.10 Counterparts
   Section 8.11 Governing Law

EXHIBITS
   Exhibit A    Note
   Exhibit B    Employee Reporting Form
   Exhibit C    Request for Disbursement

SCHEDULES
   Schedule 3.01(d)Support
   Schedule 4.06Liens

			     LOAN AGREEMENT


     THIS AGREEMENT made this 23rd day of October, 1995, by and between Artistic Greetings Incorporated, a corporation duly organized and existing under the laws of the State of Delaware, having its principal offices and place of business at One Komer Center, P.O. Box 1999, Elmira, New York 14902-1999 ("Borrower") and New York State Urban Development Corporation, a corporate governmental agency of the State of New York, constituting a political subdivision and public benefit corporation, having its principal office and place of business at 1515 Broadway, New York, New York 10036-8960 ("Lender").

ARTICLE 1:  DEFINITIONS AND ACCOUNTING TERMS.

     Section 1.01. CERTAIN DEFINED TERMS. As used herein, the following terms have the following meanings (terms defined in the singular shall have the same meaning when used in the plural and VICE VERSA):

	"Affiliate" means any Person: (a) which is a director, officer or employee of Borrower; (b) which directly or indirectly controls, or is controlled by, or is under common control with, Borrower; or
     (c) which directly or indirectly beneficially owns or holds 10% or more of any class of voting stock of Borrower. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

	"Application" means the application submitted by Borrower to UDC in connection with the Loan as such application may have been amended or supplemented.

	"Capital Lease" means any lease which has been capitalized on the books of the Borrower in accordance with GAAP.

	"Debt" means, with respect to any Person, all indebtedness of such Person for borrowed money, whether fixed or contingent or secured or unsecured, including, without limitation, indebtedness for the deferred purchase price of property or services, the face amount of any outstanding letters of credit issued for the account of such Person, all guaranties, endorsements (other than for collection in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person, or otherwise to assure a credit against loss, any obligations secured by any Lien on property of such Person, and all obligations of such Person as lessee under Capital Leases.

	"Default" means any event which with the giving of notice or lapse of time, or both, would become an Event of Default.

	"Default Rate" means a variable rate per annum of 2% above the Prime Rate as in effect from time to time upon the occurrence of each event which causes the Loan to bear interest at the Default Rate.

	"Event of Default" has the meaning set forth in Section 7.01.

	"Full-Time Permanent Employee" means either (a) an employee on Borrower's payroll, who has worked at the Premises for a minimum of thirty-five hours per week for not less than twelve consecutive weeks and who is entitled to receive the usual and customary fringe benefits extended by Borrower to other employees with comparable rank and duties; or (b) two employees on Borrower's payroll, who have worked at the Premises for a combined minimum of thirty-five hours per week for not less than twelve consecutive weeks and who are entitled to receive the usual and customary fringe benefits extended by Borrower to other employees with comparable rank and duties.

	"GAAP" means generally accepted accounting principles in the United States of America, as in effect on the date hereof.

	"Lien" means any lien (statutory or otherwise), security interest, mortgage, deed of trust, priority, pledge, charge, conditional sale, title retention agreement, financing lease or other encumbrance or similar right of others, or any agreement to give any of the foregoing.

	"Loan" means the loan made by Lender to Borrower pursuant to this Agreement.

	"Loan Documents" means this Agreement and the Note.

	"Note" shall have the meaning set forth in Section 2.02 hereof.

	"Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

	"Premises" means the principal office of the Borrower located at the address listed on page 1 of this Agreement or any of its production facilities.

	"Prime Rate" means the prime rate of interest as published in The Wall Street Journal from time to time.

	"Project" shall have the meaning set forth in Section 2.03 hereof.

	"Reduction in Permanent Workforce" shall have the meaning set forth in Section 5.11 hereof.

	"Related Person" means any Person related by blood or marriage to another Person.

	"Subsidiary" means, as to any Person, any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by such Person.

	"Support Schedule" shall mean a schedule supporting the disbursement substantially in the form of Schedule 3.01(d) hereto.

     Section 1.02. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all financial data required to be compiled or delivered hereunder shall be prepared in accordance with GAAP.

ARTICLE 2:  THE CREDIT.

     Section 2.01. THE LOAN. Subject to the terms, covenants and conditions of the Loan Documents, Lender agrees to lend to Borrower the aggregate sum of Four Hundred Thousand Dollars ($400,000) (the "Loan"). The Loan shall be disbursed in one lump sum on October 24, 1995 (the "Disbursement Date").

     Section 2.02. THE NOTE. The Loan shall be evidenced by a promissory note of even date herewith duly completed and executed by Borrower in substantially the form attached hereto as Exhibit A (the "Note"), the terms, covenants and conditions of which are hereby incorporated herein.

     Section 2.03. PURPOSE OF LOAN; PROJECT. Borrower has substantially completed the renovation of its production facility on Lake Road in Elmira, New York (the "Project") and will use the proceeds of the Loan as reimbursement for a portion of the expenditures (such expenditures in an amount substantially exceeding the amount of the Loan) already made by the Borrower in connection with the Project.

     Section 2.04. PREPAYMENTS. Borrower shall have the right to prepay the Loan at any time or from time to time without penalty.

     Section 2.05. INTEREST. No interest shall accrue on the outstanding and unpaid principal amount of the Loan.

     Section 2.06. PAYMENTS. The Loan shall be payable in accordance with the Note.

ARTICLE 3:  CONDITIONS PRECEDENT.

     Section 3.01. CONDITIONS PRECEDENT. The obligation of Lender to the disbursement under the Loan on the Disbursement Date shall be subject to the following conditions precedent as of such date:

I.  The following statements shall be true:

	  A. the representations and warranties contained in Article 4 of this Agreement are true and correct on and as of the Disbursement Date; and

	  B. no Default or Event of Default has occurred or would result from the disbursement.

II. Lender shall have received such approvals, opinions or documents as provided in this Agreement.

III.The Borrower shall not have suffered a material adverse change in its financial condition.

IV. Lender shall have received a Request for Disbursement in the form set forth as Exhibit C to this Agreement, together with a Support
     Schedule in the form set forth as Schedule 3.01(d) attached hereto.

ARTICLE 4: REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants as follows:

     Section 4.01. INCORPORATION, GOOD STANDING AND DUE QUALIFICATION. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and authority to own its assets and to transact business in which it is now engaged and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required.

     Section 4.02. CORPORATE POWER AND AUTHORITY; NO CONFLICTS. The execution, delivery and performance by Borrower of the Loan Documents have been duly authorized by all necessary corporate action and do not and will not: (a) require any consent or approval of its stockholders or Board of Directors; (b) contravene its charter or by-laws; (c) violate any provision of, or require any filing, registration, consent or approval under, any law, rule, regulation, order writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower or any of its Affiliates; (d) result in a breach of, or constitute a default or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected; (e) result in, or require, the creation or imposition of any Lien, upon or with respect to any of the properties now owned by Borrower; or (f) cause Borrower (or any Affiliate) to be in default under any law, rule, regulation, order writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

     Section 4.03. LEGALLY ENFORCEABLE AGREEMENTS. Each Loan Document is, or when delivered under this Agreement will be, a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except to the extent that such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

     Section 4.04. LITIGATION. There are no actions, suits or proceedings pending or, to the knowledge of Borrower, threatened against or affecting Borrower before any court, governmental entity or arbitrator, which may, in any one case or in the aggregate, materially adversely affect the financial condition, operations, properties or business of Borrower, or the ability of Borrower to perform its obligations under the Loan Documents.

     Section 4.05. FINANCIAL STATEMENTS. The financial statements of Borrower for the fiscal year of Borrower ended on December 31, 1994, together with the opinion thereon, dated February 17, 1995, of independent certified public accountants, and the interim financial statements of Borrower for the six months ended on June 30, 1995, copies of which have been furnished to Lender, are complete and correct and fairly present the financial condition of Borrower as of such dates and the results of the operations of Borrower for the periods covered by such statements, all in accordance with GAAP consistently applied (subject to year-end adjustments in the case of the interim financial statements). There are no liabilities of Borrower, fixed or contingent, which are material but are not reflected in such financial statements or in the notes thereto. Since the date of the financial statements for the most recently concluded fiscal reporting period of Borrower referred to above and submitted to Lender, there has been no material adverse change in the financial condition of Borrower.

     Section 4.06. OWNERSHIP AND LIENS. Borrower has to, or valid leasehold interests in, all of its properties and assets, real and personal, including the properties and assets, and leasehold interests identified in the Application or in any information, report or exhibit submitted in connection with the Application or reflected in the financial statements referred to in Section 4.05 (other than any properties or assets disposed of in the ordinary course of business), and none of the properties and assets owned by Borrower and none of its leasehold interests are subject to any Lien, except as disclosed in the Application, or such information, exhibit, report or financial statements or as listed on Schedule 4.06 attached hereto or as may be permitted hereunder.

     Section 4.07. TAXES. Borrower has filed all tax (federal, state and local) returns required to be filed and has paid all taxes, assessments and governmental charges and levies thereon to be due, including interest and penalties (except such amounts being protested in good faith as of the date hereof).

     Section 4.08.  OPERATION OF BUSINESS; COMPLIANCE WITH LAWS.
Borrower possesses all material licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, and Borrower is not aware that it is in violation of any valid rights of others with respect to any of the foregoing.

     To its knowledge, the Borrower is in compliance in all respects with all applicable laws, rules, regulations and orders applicable to it.

     Section 4.09. SUBSIDIARIES AND OWNERSHIP OF STOCK. The Borrower has no subsidiaries.

     Section 4.10. CREDIT ARRANGEMENTS. Except as has been disclosed to Lender in writing, the financial statements of Borrower referred in
Section 4.05 identify all credit agreements, indentures, purchase agreements, guaranties, Capital Leases and other investments, agreements and arrangements in effect as of the date of such financial statements providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit) in respect of which Borrower is in any manner directly or contingently obligated, which individually or in the aggregate exceed $1,000,000; and the maximum principal or face amounts of the credit in question outstanding and which can be outstanding are correctly stated, and all Liens of any nature given as security therefor are correctly described or indicated in such financial statements.

     Section 4.11. NO DEFAULT ON OUTSTANDING JUDGMENTS OR ORDERS. Borrower has satisfied all judgments and is not in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court, arbitrator or federal, state, municipal or other governmental authority, commission, board, bureau, agency or instrumentality, domestic or foreign that would have a material adverse effect on the Borrower's financial condition. The Borrower is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction which would have a material adverse effect on the financial condition of Borrower or the ability of Borrower to carry out its obligations under the Loan Documents.

     Section 4.12. LABOR DISPUTES AND ACTS OF GOD. Neither the business nor the properties of Borrower are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), materially and adversely affecting the financial condition of the Borrower.

     Section 4.13.  FINANCIAL SUPPORT.

(a) Borrower has obtained financial support or secured binding, written commitments to provide financial support in the amount necessary to undertake the Project to completion. The following Persons have provided Borrower with financial support or commitments to provide financial support in amounts not less than those set forth opposite their names:

   Southern Tier Economic Development Corporation$200,000

(b) The amount contributed by Borrower in support of the Project is $4,200,000.

     Section 4.14. APPLICATION AND DOCUMENTS SUBMITTED TO LENDER. All information contained in the Application or submitted to Lender in connection with the Loan is complete and correct and fairly presents the condition, operations and prospects of Borrower as of the date hereof. Borrower has not misstated, omitted or withheld any fact in connection with its Application upon which Lender may have relied in its decision to make the Loan. Each invoice, bill of sale, receipt, check or other document or instrument, heretofore or hereafter submitted to Lender by Borrower in connection with the Loan, upon submission was or shall be complete and genuine and accurately reflect the transaction to which it relates.

ARTICLE 5: AFFIRMATIVE COVENANTS. So long as the Note shall remain unpaid, Borrower agrees as follows:

     Section 5.01. MAINTENANCE OF EXISTENCE. Borrower shall preserve and maintain its corporate existence and good standing in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is required.

     Section 5.02. CONDUCT OF BUSINESS. Borrower shall continue to engage in its business substantially as conducted by it on the date of this Agreement. Notwithstanding the foregoing, the Borrower may expand its business in the event Borrower, in its sole judgment, deems such expansion necessary.

     Section 5.03. MAINTENANCE OF PROPERTIES. Borrower shall maintain, keep and preserve all of its properties (tangible and intangible) necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

     Section 5.04. MAINTENANCE OF RECORDS. Borrower shall keep adequate records and books of account, in which complete entries will be made in accordance with GAAP, reflecting all financial transactions of Borrower and retain such records and books for three years after payment in full of the Loan.

     Section 5.05. MAINTENANCE OF INSURANCE. Borrower shall maintain in full force and effect adequate insurance substantially similar to the insurance in place on the date hereof.

     Section 5.06. COMPLIANCE WITH LAWS. Borrower shall comply in all material respects with all applicable federal, state and local laws, rules, regulations and orders.

     Section 5.07. TAXES. Borrower shall file when due all tax returns required to be filed by all applicable federal, state and local laws and shall make timely payment of all taxes, assessments and governmental charges and levies assessed, charged or properly imposed upon Borrower or any of its properties.

     Section 5.08. RIGHT OF INSPECTION AND AUDIT. At any reasonable time and upon reasonable notice, Borrower shall permit Lender or any agent or representative thereof, to examine and make copies and abstracts from the records and books of account of, and visit the properties of the Borrower and to discuss the affairs, finances and accounts of Borrower with officers of the Borrower and with Borrower's independent accountants. Lender's right of inspection and audit pursuant to this Section shall survive the payment of the Loan and remain in full force and effect for three years thereafter.

     Section 5.09. REPORTING REQUIREMENTS. Borrower shall furnish to Lender the following financial information:

(a) ANNUAL FINANCIAL STATEMENTS. As soon as available and in any event within 120 days after the end of each fiscal year of Borrower financial statements of Borrower reasonably detailed and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year and prepared in accordance with GAAP and accompanied by an opinion thereon reasonably satisfactory to Lender by the Borrower's independent public accountant.

(b) QUARTERLY FINANCIAL STATEMENTS. As soon as practicable and in any event within 90 days subsequent to the end of each of the first three quarters of each fiscal year of Borrower financial statements of Borrower as of the end of such quarter, reasonably detailed and stating in comparative form the respective figures for the corresponding date and period in the previous fiscal year and prepared in accordance with GAAP and certified by the chief financial officer of Borrower (subject to year-end adjustments).

(c) MANAGEMENT LETTERS. Promptly upon receipt thereof, copies of any reports submitted to Borrower by independent public accounts in connection with examination of the financial statements of Borrower made by such accountants.

(d) NOTICE OF LITIGATION. Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting Borrower which, if determined adversely to Borrower, would have a material adverse effect on the financial condition of Borrower.

(e) NOTICE OF DEFAULTS AND EVENTS OF DEFAULT. As soon as possible and in any event within 30 days after the occurrence of a Default or Event of Default, a written notice setting forth the details of such Default or Event of Default and the action which is proposed to be taken by Borrower with respect thereto.

(f) PROXY STATEMENTS, ETC. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports which Borrower sends to its stockholders and all registration statements which Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange.

     Section 5.10. EMPLOYEE REPORTING FORM. Borrower shall furnish to Lender, not later than March 1 of each year, an employee reporting form substantially in the form attached hereto as Exhibit B stating the number of Full-Time Permanent Employees as of the immediately preceding January 1.

     Section 5.11. REDUCTION IN PERMANENT WORKFORCE. Borrower shall notify Lender in writing, not less than ninety (90) days subsequent to a Reduction in Permanent Workforce. For the purposes hereof, "Reduction in Permanent Workforce" means a reduction in the number of Borrower's Full-Time Permanent Employees which, individually or in the aggregate, results in a reduction of the greater of (a) 600 Full-Time Permanent Employees or
(b) 50% or more of the number of Full-Time Permanent Employees on the date of the first reduction.

     Section 5.12.  NON-DISCRIMINATION AND AFFIRMATIVE ACTION.

(a) Borrower shall comply in all material respects with all United States and New York State laws and regulations prohibiting discrimination against any employee or applicant for employment because of race, creed, color, national origin, ancestry, sex, age, disability or marital status.

(b) Borrower shall continue its program of equal opportunity pursuant to which Borrower shall provide all employees of Borrower, and applicants for employment with Borrower, with equal employment opportunities with respect to, but not limited to, recruitment, job assignment, promotion, demotion, transfer, lay-off or termination, rates of pay or other compensation, and selection for training or re-training, including apprenticeship and on-the-job training.

ARTICLE 6: NEGATIVE COVENANTS. So long as the Note shall remain unpaid, Borrower agrees as follows:

     Section 6.01. DEBT. Borrower shall not create, incur, assume or suffer to exist any Debt, except:

(a)  Debt of Borrower under this Agreement or the Note;

(b) Debt that would be reasonably likely to prevent the Borrower from repaying the Loan or satisfy its obligations under this Agreement or the Note.

     Section 6.02.  TRANSACTIONS WITH AFFILIATES.

(a) Borrower shall not enter into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate, including without limitation, the purchase, sale or exchange of property or the rendering of any service with any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's business and upon fair and reasonable terms no less favorable to Borrower than would obtain in a comparable arm's length transaction with a Person who is not an Affiliate.

     Section 6.03. LOCATION OF BUSINESS. Borrower shall not remove its business operations away from the State of New York.

     Section 6.04. COMPENSATION. Borrower shall not pay any compensation (whether by way of salary, emoluments, stock options, bonus or otherwise) to any director, officer, employee or agent in excess of that which is reasonable and customary for enterprises engaged in a similar business and similarly situated.

ARTICLE 7:  EVENTS OF DEFAULT.

     Section 7.01. EVENTS OF DEFAULT. Any of the following events shall be an "Event of Default":

(a) Borrower shall fail to pay the principal of the Note within forty-five (45) days after such principal payment is due and payable.

(b) Any representation or warranty made or deemed made by Borrower in any Loan Document or which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection with any Loan Document shall have been incorrect in any material respect on or as of the date made or deemed made.

(c) Borrower shall fail to perform or observe any term, covenant or agreement on its part to be performed or observed in any Loan Document and such failure shall continue for sixty (60) consecutive days after notice.

(d) Borrower shall fail to perform or observe any material term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any such indebtedness, when required to be performed or observed, if the effect of such failure to perform or observe would (i) have a material adverse effect on the financial condition of the Borrower; and (ii) cause the acceleration or permit the acceleration of, after the giving of notice or passage of time, or both, the maturity of such indebtedness unless such failure to perform or observe shall be waived by the holder of such indebtedness.

(e) Borrower (i) shall be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; or (ii) shall petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statue of any jurisdiction, whether now or hereafter in effect; or (iv) shall have had any such petition or application filed or any such proceeding shall have been commenced against it in which an adjudication or appointment is made or order for relief is entered, or which petition, application or proceeding remains undismissed for a period of 90 days or more; or (v) by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or order for relief or the appointment of a custodian, receiver or trustee for all or any substantial part of its properties; or (vi) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of 90 days or more.

(f) One or more judgments, decrees or orders for the payment of money which individually or in the aggregate shall result in a material adverse change in the financial condition of Borrower or any such judgments, decrees or orders shall continue unsatisfied and in effect for a period of 90 consecutive days without being vacated, discharged, satisfied or stayed or bonded pending appeal.

(g) If Borrower shall dissolve or for any reason cease to be in existence.

     Section 7.02. REMEDIES. If any Event of Default shall occur, Lender may, by notice to Borrower, declare the outstanding principal of the Note and all other amounts payable under this Agreement and the Note to be forthwith due and payable, whereupon the Note, all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower.

     The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

ARTICLE 8:  MISCELLANEOUS.

     Section 8.01. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement nor consent to any departure by Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by an authorized officer of Lender, and then such waiver or consent shall be effective only in the specific instance and for the specified purpose for which given. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof of preclude any other or further exercise thereof or the exercise of any other right.

     Section 8.02. USURY. Anything herein to the contrary notwithstanding, the obligations of Borrower under this Agreement and the Note shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of law applicable to Lender limiting rates of interest which may be charged or collected by Lender.

     Section 8.03. EXPENSES. Borrower shall reimburse Lender on demand for all reasonable costs, expenses and charges (including, without limitation, reasonable fees and charges of external legal counsel for Lender) incurred by Lender in connection with the preparation, performance or enforcement of this Agreement or the Note or the making of the Loan. The obligations of Lender under this Section shall survive the repayment of the Loan.

     Section 8.04. INDEMNIFICATION. Borrower agrees to indemnify Lender and its directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation obligation or other proceedings) relating to any actual use by Borrower of the proceeds of the Loan, including without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the negligence or misconduct of Lender). The obligations of Borrower under this Section shall survive repayment of the Loan.

     Section 8.05. ASSIGNMENT. This Agreement shall be binding upon, and shall inure to the benefit of, Borrower, Lender and their respective successors and assigns. Upon the consent of the Borrower and such consent shall not be unreasonably withheld, Lender may assign all or any part of the Loan to a bank or other entity, in which event upon notice thereof by Lender to Borrower, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights and benefits as it would have if it were Lender hereunder. Lender may furnish any information concerning Borrower in the possession of Lender from time to time to assignees and prospective assignees.

     Section 8.06. NOTICES. Unless the party to be notified otherwise notifies the other party in writing as provided in this Section and except as otherwise provided in this Agreement, notices shall be given to Lender and to Borrower by hand, by facsimile confirmed in writing or by certified mail, return receipt requested, addressed to such party at its address set forth below. Notices shall be effective:

   (a)if given by certified mail, 72 hours after deposit in the mails with first class postage prepaid, addressed and aforesaid;

   (b)if sent by facsimile upon receipt; and

   (c)if given by hand, upon receipt:

     Address for notices to Lender

	  New York State Urban Development Corporation
	  1515 Broadway
	  New York, New York 10036
	  Attention:  Lee Webb, Executive Vice President
	  Facsimile No:

     Address for notices to Borrower

	  Artistic Greetings Incorporated
	  One Komer Center, P.O. Box 1999
	  Elmira, New York  14902-1999
	  Attention:  Thomas C. Wyckoff, General Counsel
	  Facsimile No:(607) 733-5782

     Section 8.07.  JURISDICTION; IMMUNITIES.

   (a)Borrower hereby irrevocably submits to the jurisdiction of any New York State or United States Federal court sitting in New York State or, at Lender's sole discretion, over any action or proceeding arising out of or relating to this Agreement or the Note, and Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal Court. Borrower irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Borrower at its address set forth above. Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

   (b)Nothing in this Section shall affect the right of either party hereto to serve legal process in any other manner permitted by law or affect the right of Lender to bring any action or proceeding against Borrower or its property in the courts of any other jurisdictions.

   (c)To the extent that Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Borrower hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the Note.

     Section 8.08. CAPTIONS. The captions and headings hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

     Section 8.09. SEVERABILITY. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

     Section 8.10. COUNTERPARTS. This agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any party hereto may execute this Agreement by signing any such counterpart.

     Section 8.11. GOVERNING LAW. This Agreement shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

			       ARTISTIC GREETINGS INCORPORATED


			    By:/s/ Thomas C. Wyckoff
			       Name:  Thomas C. Wyckoff
			       Title:General Counsel



			       NEW YORK STATE URBAN
			       DEVELOPMENT CORPORATION


			    By: /s/ Carolyn C. Bachan
			       Title:Executive Vice President

STATE OF NEW YORK    )
		     ) SS:
COUNTY OF CHEMUNG    )

     On the 23rd day of October, 1995, before me personally came Thomas
C. Wyckoff, to me known, who, being by me duly sworn, did depose and say that he resides at 909 Hoffman Street, Elmira, New York; that he is the General Counsel of Artistic Greetings Incorporated, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto.



				     ____________________________
					Notary Public

STATE OF NEW YORK    )
		     ) SS:
COUNTY OF NEW YORK   )

     On the [        ] day of October, 1995, before me personally came
__________, to me known, who, being by me duly sworn, did depose and say that he resides at 9 East 45th Street, New York, New York; that he is the Executive Vice President of the New York State Urban Development Corporation, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the directors of said corporation.



				     ____________________________
					Notary Public

								Exhibit A
				  NOTE

			  (Single Disbursement)


October 23, 1995
New York, New York                                     $400,000.00


     FOR VALUE RECEIVED, Artistic Greetings Incorporated, a corporation organized under the laws of the State of Delaware, having its principal office and place of business at One Komer Center, P.O. Box 1999, Elmira, New York 14902-1999 ("Borrower") hereby unconditionally promises to pay to the order of New York State Urban Development Corporation with offices at 1515 Broadway, New York, New York 10036-8960, ("Lender"), the principal sum of Four Hundred Thousand Dollars ($400,000) (the "Principal Amount") pursuant to that certain Loan Agreement of even date herewith between Borrower and Lender (the "Loan Agreement").

     The terms, covenants and conditions of the Loan Agreement are by this reference incorporated herein. Defined terms utilized and not otherwise defined herein shall have the meaning assigned to such term in the Loan Agreement. The Loan Agreement provides for the acceleration of the amounts payable under this Note upon the occurrence and/or continuance of Events of Default.

     1. PAYMENTS. The Loan shall be payable in accordance with the amortization schedule attached hereto as Schedule I.

     All payments of principal shall be made in lawful funds of the United States of America and sent to the New York State Urban Development Corporation, 1515 Broadway, New York New York 10036-8960, to the attention of the Controller, or to such other address as the holder hereof may designate in writing to Borrower from time to time. Payments shall be deemed made when received by the holder hereof in accordance with the foregoing.

     Borrower hereby waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note.

     2. LATE CHARGE; RETURNED CHECKS. In the event that any payment required hereby shall become overdue for a period in excess of thirty
(30) days, a late charge of five cents ($.05) for each dollar so overdue shall become immediately due and payable. Borrower shall pay Lender a returned check charge of the greater of twenty-five dollars ($25.00) or costs incurred by Lender for each check tendered by Borrower as payment of any payment under the Loan Documents which is returned unpaid for any reason by Lender's depository bank.

     3. PREPAYMENTS. Borrower shall have the right from time to time to prepay the unpaid principal balance due hereunder, in whole or in part, without premium or penalty; PROVIDED, HOWEVER, that any such prepayment shall be applied first to accrued and unpaid interest, other amounts payable under the Loan Documents and then to principal installments.

     4. DEFAULT RATE. If any amount of principal, interest or any other amount payable under the Loan Documents shall not be paid when due (at stated maturity, by acceleration or otherwise), interest shall accrue on such amount from and including such due date to but excluding the date paid in full at the Default Rate. Interest accruing at the Default Rate shall be due and payable from time to time on demand of Lender.

     5. MISCELLANEOUS. This Note may not be modified, amended, waived or otherwise altered in whole or in part except by a further writing signed by the party to be charged. This Note shall be binding upon the Borrower and its successors and assigns and shall inure to the benefit of Lender and its successors, assigns and transferees.

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed by its duly authorized officer as of the date and year set forth above.


			       ARTISTIC GREETINGS INCORPORATED


			    By: /s/ Thomas C. Wyckoff
			       Name: Thomas C. Wyckoff
			       Title:General Counsel

STATE OF NEW YORK    )
		     ) SS:
COUNTY OF CHEMUNG    )

     On the 23rd day of October, 1995, before me personally came Thomas
C. Wyckoff, to me known, who, being by me duly sworn, did depose and say that he resides at 909 Hoffman Street, Elmira, New York; that he is the General Counsel of Artistic Greetings Incorporated, the corporation described in and which executed the foregoing instrument; and that he signed his name thereto.



				     ____________________________
					Notary Public

								Exhibit B
			 EMPLOYEE REPORTING FORM
		       ANNUAL REPORT OF EMPLOYMENT

			  As of January 1, 1995

						  Date:[          ], 1996


To:     New York State Urban Development Corporation
	Attention:  Director, Project Administration
	1515 Broadway
	New York, New York 10036

From:   Artistic Greetings Incorporated
	Attention:  John Hyland, Training and Community Relations
Coordinator
	One Komer Center, P.O. Box 1999
	Elmira, New York  14902-1999

RE:     UDC Project Name:  [           ]

Please fill in the following information as of January 1, 1995

			   FULL-TIME EMPLOYEES


							Total
		       MALE            FEMALE         EMPLOYED

White

Black

Hispanic

Asian

American Indian

NOTE:A full-time employee works 35-40 hours per week. Use a fraction for part-time employees (i.e., .5 = one employee working 17 1/2-20 hours per week).

As a condition of funding, your company has agreed for new employment opportunities, individuals on Public Assistance and those eligible to participate in federal Job Training Partnership Act Programs:

		       Please check all that apply

________ I have contacted the NYS Department of Labor Job Service and interviewed recipients.

________ I need from UDC additional assistance in contacting NYS
	 Department of Labor Job Service.

________ I have hired employees through the DOL Job Service and I have found my experience with DOL Job Service to be:

	 Excellent      Good          Acceptable      Unacceptable

	 Do you have any additional needs in identifying or training disadvantaged workers that UDC or NYS Department of Labor could be helpful with?

	 ____________________________________________________________
	 ____________________________________________________________

The information included herein is correct to the best of my knowledge and belief.

Signature:________________________________  Date:___________________

Print Name and Title:________________________________

Any false statement herein may cause the borrower to be in default under its loan agreement with UDC.

			REQUEST FOR DISBURSEMENT

     Artistic Greetings Incorporated ("Borrower") hereby requests, pursuant to that certain Loan Agreement, dated as of October 23, 1995 ("Loan Agreement") by and between Borrower and the New York State Urban Development Corporation ("Lender"), disbursement by Lender of Four Hundred Thousand dollars ($400,000) of the Loan to be made to Borrower pursuant to the Loan Agreement.

     1. Attached to this Disbursement Request are documents evidencing the amount and purpose of the disbursement condition of the Loan Agreement;

    2. All warranties and representations of Borrower set forth in the Loan Agreement are true and correct as of the date hereof; and

    3. Each invoice, bill of sale, receipt, check or other document or instrument submitted in support of this Disbursement Request is complete and genuine and accurately reflects the transaction to which it relates.



			       ARTISTIC GREETINGS INCORPORATED


			    By:_____________________________
			       Name:  Thomas C. Wyckoff
			       Title:General Counsel

(






			  INTEREST RATE SUBSIDY

			     GRANT AGREEMENT

			       RELATING TO

		     ARTISTIC GREETINGS INCORPORATED

			       LAKE STREET

			   INDUSTRIAL PROJECT

			  (Project No. [     ])

	(

     GRANT AGREEMENT between the NEW YORK STATE URBAN DEVELOPMENT CORPORATION ("UDC"), a corporate governmental agency of the State of New York constituting a political subdivision and public benefit corporation, having an office at 1515 Broadway, New York, New York 10036-8960, and ARTISTIC GREETINGS INCORPORATED ("Grantee"), a Delaware corporation with a principal office located at One Komer Center, P.O. Box 1999, Elmira, New York 14902-1999.

1.  PRELIMINARY STATEMENT

    (a) The Legislature of the State of New York has appropriated certain funds for the Strategic Resurgence Industrial Effectiveness, Expansion, Retention and Attraction Program ("SRP").

    (b) Grantee has undertaken a certain project in connection with Grantee's purchase of land and construction of a building in the City of Elmira, New York (as more fully described in Section 3 below, the "Project") and seeks reimbursement of interest paid in connection with funds borrowed for the Project and, in connection therewith, has applied to UDC for financial assistance.

    (c) On September    , 1995 the Board of Directors of UDC adopted a
resolution to award a grant (the "Grant") to the Grantee of up to Five Hundred Thousand Dollars ($500,000) in SRP funds.

    (d) The Grant will effectively reimburse the Grantee for interest paid in connection with funds borrowed for the Project.

    (e) The Grantee and UDC (collectively, the "Parties") desire to set forth the terms and conditions of the administration and disbursement of the Grant.

2. DEFINITIONS. For the purposes of this Agreement the following terms shall have the following meanings:

	  "Application" means the application of Grantee to UDC for SRP assistance a such Application may have been amended or supplemented.

	  "Default"means any event which with the giving of notice or lapse of time, or both, would become an Event of Default.

	  "Effective Date" shall mean the date when all of the conditions set forth in

    Section 5 hereof are satisfied.

	  "Event of Default" means any event upon the occurrence of which the Lender may declare the outstanding principal amount of the Loan, all interest thereon and other amounts payable in connection therewith to be forthwith due and payable, or both.

	  "Premises" shall have the meaning assigned to such term in
    Section 3 hereof.

	  "Prohibited Expenditures" means expenditures of Grant funds for any of the following purposes:

	(a) POLITICAL ACTIVITIES. Political activities of any kind including, but not limited to, promoting the election or defeat of any candidate for public, political or party office, or furthering the passage, defeat, or repeal of any legislation.

	(b) RELIGIOUS ACTIVITIES. Religious worship, instruction or proselytizing.

	(c)  PAYMENTS TO RELATED PARTIES.  Payments to any Related
	Parties.

	"Project" shall have the meaning assigned to such term in Section
3 hereof.

	  "Related Parties" means (a) any person who (i) directly or indirectly controls the Grantee, or (ii) is related by blood or marriage to any person who directly or indirectly controls the Grantee, and (b) any partnership, corporation, trust or other entity which directly or indirectly controls, or is controlled by, or is under common control with the Grantee.

    3. THE PROJECT. The Project consists of the purchase of land and the refurbishment on said land of a building located on Lake Street in the City of Elmira, New York (the "Premises") and the permanent financing thereof.

    4. DISBURSEMENT OF THE GRANT. Subject to the terms, covenants and conditions of this Grant Agreement, UDC shall disburse the Grant to the Grantee in a single installment as follows:

    (a) The Grant shall be disbursed after receipt by UDC of a statement signed by the General Counsel of Grantee requesting that UDC pay the proceeds of such Grant to Grantee, at its principal office located at One Komer Center, P.O. Box 1999, Elmira, New York 14902-1999.

    (b) The disbursal of the Grant shall be made on October 24, 1995.

    5. CONDITIONS PRECEDENT AND EFFECTIVE DATE. This Agreement shall become effective when all of the following conditions precedent have been satisfied.

    (a) EXECUTED AGREEMENT. UDC has received a copy of this Agreement executed by an authorized representative of the Grantee.

    (b) OPINION OF COUNSEL. UDC has received an opinion from General Counsel to the Grantee in substantially the form appended to this Agreement as Exhibit A.

    (c) CERTIFICATE OF APPROVAL OF AVAILABILITY OF FUNDS. A certificate of approval of availability of funds has been issued by the Director of the Budget of the Sate of New York, and the Grant funds have been received by UDC.

    (d) CURRENT FINANCIAL STATEMENTS. Grantee shall deliver to UDC current financial statements for the Grantee, no older than six months prior to date hereof.

    6. WARRANTIES AND REPRESENTATIONS. The Grantee warrants and represents to UDC as follows:

    (a) FORMATION AND GOOD STANDING. It is duly formed and validly existing as a corporation under the laws of the jurisdiction of Delaware; and it has the corporate power and authority to own its assets and to transact the business in which it is now engaged.

    (b) ENFORCEABLE AGREEMENT. The execution, delivery and performance of this Agreement has been authorized by all necessary corporate action on its part and constitutes a valid and binding obligation enforceable against it in accordance with its terms.

    (c) APPLICATION. All information contained in the Application or submitted to UDC in connection therewith is complete and correct and does not contain any material misstatement or omission of fact which may have been taken into consideration by UDC in its determination to make the Grant.

    (d) NO UNDUE INFLUENCE. Neither the Grantee nor any of its partners, officers, employees or agents have given anything of value to any director, officer, employee or agent of UDC to procure the Grant or to influence the judgment of any such person in the exercise of its official duties in connection with the making of the Grant or the matters contemplated by this Agreement.

    (e) NECESSARY AUTHORIZATIONS. All authorizations, consents, approvals and licenses of all pertinent governmental authorities necessary under applicable law or regulation for it to implement the Project have been obtained and are in full force and effect.

    (f) LOAN DOCUMENTS. The Loan Documents are in full force and effect and remain unamended.

    (g) NO DEFAULTS OR EVENTS OF DEFAULT. No Default or Event of Default has occurred with respect to any Loan Document.

    7. CERTAIN COVENANTS OF THE GRANTEE. The Grantee hereby agrees as follows:

    (a) TASKS AND INTERIM REPORTS. The Grantee will perform such tasks and submit such interim reports regarding the Project as UDC shall reasonably require from time to time.

    (b) REPORTS. In addition to any other reports UDC may request, at the conclusion of the Project, the Grantee will submit to UDC a final report ("Final Report"). The Final Report shall describe the objectives of the Project and describe the problems encountered and the results accomplished by the Grantee in the implementation of the Project. In addition, the Final Report shall include an accounting of costs and expenditures incurred in connection with the Project and identify cash and in-kind contributions made by the Grantee and all other funding sources in support of the Project.

    (c) PROHIBITED EXPENDITURES. The Grantee shall not use Grant funds for any Prohibited Expenditures.

    (d) OTHER FUNDING SOURCES. Other than financing provide for the acquisition of the land and construction of the Project, the Grantee shall inform UDC in writing about any financial assistance promised or awarded to the Grantee by any source for the purposes of the Project within sixty (60) days after having any knowledge thereof. The Grantee shall provide UDC with a copy of the proposal and budget, if any, upon which such financial assistance was made. The Grant funds cannot be applied to any expenses paid or payable from any other funding source.

    (e) COST OVERRUNS. The Grantee is solely responsible for funding all Project costs in excess of the Grant amount.

    (f) BOOKS AND RECORDS. The Grantee will maintain true and complete records and books of account concerning the Project and retain such records and books of account for a period of at least three (3) years after the expiration of this Agreement.

    (h) AUDITS. At any reasonable time and from time to time, the Grantee shall permit UDC and its agents upon reasonable notice to conduct a partial or complete audit of the records and books of account maintained by the Grantee with respect to the Project including, without limitation, any bank or other records relating to the Grant funds, and to make copies of such records and books of account. This provision shall survive disbursement of the Grant funds and shall remain in effect for three (3) years after the expiration of this Agreement.

    (i) INSPECTIONS. At any reasonable time and from time to time, the Grantee shall permit UDC and its agent to visit the properties of the Grantee and to conduct an inspection thereof to determine whether the Grantee is in compliance with this Agreement.

    (j) INDEMNIFICATION. The Grantee shall indemnify and hold harmless UDC, the State of New York and their respective agents, officers, employees and directors (herein collectively called the "Indemnitees") from and against any and all damages, costs, claims, liabilities and expenses (including, but not limited to, reasonable attorneys' fees and disbursements), resulting from, arising out of, or occurring in connection with, the implementation of the Project by the Grantee and the performance by the Grantee of its obligations hereunder, except any such costs, claims, liabilities or expenses which result from the negligence or misconduct of UDC. The provisions of this Section shall survive the disbursement of the Grant funds and the termination of this Agreement.

    (k) AMENDMENT OF LOAN DOCUMENTS. The Grantee shall not, without the prior written consent of UDC, amend, or consent to an amendment of, the terms, covenants and conditions of the Loan Documents which would conflict with the terms hereof.

    (l) NOTICE OF DEFAULT. The Grantee shall notify UDC of the occurrence of a Default or an Event of Default, promptly, after having knowledge thereof.

    (m) ANNUAL FINANCIAL STATEMENTS. As soon as available, and in any event within one hundred twenty (120) days after the end of each fiscal year of Grantee, Grantee shall deliver or cause to be delivered financial statements of the Grantee, reasonably detailed and stating in comparative form the respective figures for the corresponding date and period in the prior fiscal year and prepare din accordance with generally accepted accounting principles in the United States of America (in effect as of the date hereof) and reviewed by a certified public accountant and certified by an authorized representative of the Grantee.

    8. RELATIONSHIP. The Grantee shall be an independent contractor at all times during the term of this Agreement and, neither the Grantee nor any of its employees, agents or representatives hall be deemed to be an employee, agent, or representative of either UDC or the State of New York for any purpose, or be eligible to participate in any benefits or privileges given or extended by either UDC or the State of New York to its employees. Nothing in this Agreement shall constitute the Grantee as UDC's agent for any purpose and the Grantee shall have no power to act for or bind either UDC or the State of New York. Nothing in this Agreement shall be construed as creating a partnership or joint venture between the parties.

    9. CANCELLATION OF GRANT. Upon the occurrence of any of the following events, UDC may, in its sole discretion, cancel the Grant.

    (a) EVENTS OF DEFAULT. If an Event of Default shall occur under any Loan Document.

    (b) AMENDMENTS OF LOAN DOCUMENT. If any of the terms of payment of the loan shall be amended so as to conflict with the terms hereof without the prior written consent of UDC.

    (c) FAILURE TO PERFORM BY GRANTEE. If the Grantee fails to perform any of its obligations hereunder within ninety (90) days after notice by UDC to Grantee of such failure.

    (d) FAILURE TO COMPLETE PROJECT. If Grantee abandons the Project or fails to undertake the Project to completion.

    (e) FALSE REPRESENTATIONS AND WARRANTIES. If any representation or warranty made by the Grantee in this Agreement or in the Application shall prove to have been incorrect or untrue in any material respect as of the date when made or deemed made.

    (f) UNDUE DELAYS. If the Grantee fails to satisfy the conditions precedent to the effectiveness of this Agreement set forth in Section 6, above, within a reasonable time, or fails to complete the Project within 2 years after the disbursement of Grant funds.

    (g) REIMBURSEMENT OF IMPROPER DISBURSAL. If UDC determines that any Grant funds have been disbursed in violation of the terms of this Agreement, or based upon a false representation or warranty (hereinafter an "Improper Disbursal"), UDC may require, in its sole discretion, that the party responsible for such Improper Disbursal reimburse UDC in an amount equal to the Grant funds improperly disbursed. In such event, the Grantee or the Bank, as the case may be, shall reimburse UDC for all Improper Disbursal of Grant funds for which it may be responsible upon demand therefor by UDC.

    (h) CUMULATIVE REMEDIES. The remedies provided to UDC herein are cumulative and not exclusive of any other remedies available to UDC at law, equity or otherwise.

    10. MISCELLANEOUS.

    (a) NOTICES. Each notice, demand, request or other communication required or otherwise permitted hereunder shall be in writing and shall be effective upon receipt if personally delivered or sent by any overnight service or 3 days after dispatch by certified mail, return receipt requested, to the addresses set forth below:

      (i)to the Grantee:
      (
      (Artistic Greetings Incorporated
      (One Komer Center, P.O. Box 1999
      (Elmira, New York 14902-1999
      (Attention:  Thomas C. Wyckoff, General Counsel
      (
      (ii)to UDC:
      (
      (New York State Urban Development Corporation
      (Broadway
      (New York, New York 10036-8960
      (Attention:  Lee Webb, Executive Vice President

    All other communications, including any reports required by of this Agreement, to UDC at the address in the preceding paragraph, to the Attention of the Director of Project Administration, or to such other address as UDC may designate in writing.

    (b) AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement nor consent to any departure by either Grantee or any Lender therefrom shall in any event be effective unless the same shall be in writing and signed by an authorized representative of UDC, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of UDC to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right.

    (c) CAPTIONS. The captions and headings hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

    (d) SEVERABILITY. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

    (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument, and any party hereto may execute this Agreement by executing any such counterpart.

    (f) GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

			       NEW YORK STATE URBAN
			       DEVELOPMENT CORPORATION


			    By:_____________________________
			       Name:  Lee Webb
			       Title: Executive Vice President


			       ARTISTIC GREETINGS INCORPORATED


			    By:____________________________
			       Name:  Thomas C. Wyckoff
			       Title: General Counsel

_________________________________________________________________________


			      DIRECT

			     MORTGAGE

		   Dated as of November 6, 1995

			 In the Amount of

			     $400,000.

				By

		     ARTISTIC GREETINGS, INC.
			 One Komer Center
		      Elmira, New York 14902

				to


	   NEW YORK STATE URBAN DEVELOPMENT CORPORATION
	       D/B/A EMPIRE STATE DEVELOPMENT CORP.
			having an office at
	    633 Third Avenue, New York, New York 10017

		       Location of Premises

Street Address: 1580 Lake Street
City          : Elmira
County        : Chemung
State         : New York
Section       : 79.15
Block         : 2
Lot           : 1.2

			 TABLE OF CONTENTS


ARTICLE 1      CERTAIN REPRESENTATIONS AND WARRANTIES.

     Section 1.01   Legally Enforceable Agreements
     Section 1.02   Warranty of Title
     Section 1.03   Ownership and Liens
     Section 1.04   Creation of Lien
     Section 1.05   Taxes
     Section 1.06   Use of the Collateral
     Section 1.07   No Authorization Required

ARTICLE 2      CERTAIN COVENANTS.

     Section 2.01   Insurance
     Section 2.02   Taxes and Other Charges
     Section 2.03   Maintenance of the Premises
     Section 2.04   Use of Premises
     Section 2.05   Estoppel Certificate
     Section 2.06   Subordination of Leases
     Section 2.07   Restrictions Against Sale,
		     Conveyance, Etc.
     Section 2.08   Lien Law
     Section 2.09   Further Agreements

ARTICLE 3      EMINENT DOMAIN

     Section 3.01   Assignment of Condemnation Proceeds
     Section 3.02   Application of Condemnation Proceeds

ARTICLE 4      HAZARDOUS SUBSTANCES

     Section 4.01   Representation and Warranties
     Section 4.02   Covenants
     Section 4.03   Environmental Audits


ARTICLE 5      EVENTS OF DEFAULT

     Section 5.01   Remedies Upon Default
     Section 5.02   Cumulative Remedies
     Section 5.03   Receiver
     Section 5.04   Single Parcel
     Section 5.05   Multiple Actions
     Section 5.06   Waiver of Exemptions, Marshalling,
		     Etc.



ARTICLE 6      REAL COVENANTS

ARTICLE 7      MISCELLANEOUS

     Section 7.01   Waiver and Amendment
     Section 7.02   Expenses
     Section 7.03   Joint and Several Obligations
     Section 7.04   Notices
     Section 7.05   Captions
     Section 7.06   Severability
     Section 7.07   Governing Law
     Section 7.08   Trial by Jury; Counterclaims
     Section 7.09   Immunities
     Section 7.10   Successors and Assigns, Transfer
		     of Rights

SCHEDULE A     DESCRIPTION OF THE PREMISES


     MORTGAGE,  made  as  of  the  6th  day  of November, 1995, by Artistic

Greetings, Inc., a corporation duly organized  and  existing under the laws of Delaware, having its principal office and place of business at One Komer

Center,  Elmira,  New  York,  14902  to  New  York State Urban  Development

Corporation d/b/a Empire State Development Corp.,  633  Third  Avenue,  New

York, New York 10017.



     PRELIMINARY STATEMENT.

     1.   The Mortgagee has entered into a Loan Agreement dated October 24,

1995 (the Loan Agreement, as it may hereafter be amended from time to time,

being  the "Loan Agreement") with the Mortgagor providing for the making of a  loan in  the  principal  amount  of  $400,000  (the  "Loan")  (the  Loan

Agreement, and each and every document executed and delivered in connection with  the  Loan shall hereinafter be referred to collectively, as the "Loan

Documents").

     2.   It  is  a  condition  precedent  to the making of the Loan by the

Mortgagee that the Mortgagor execute and deliver  this Mortgage as security for its obligations to the Mortgagee arising out of  or  in connection with the  Loan Documents (such obligations as the same may be amended,  modified or extended  are  hereinafter  referred  to as the "Obligations").  Defined terms  utilized and not otherwise defined herein  shall  have  the  meaning assigned to such terms in the Loan Agreement.





     WITNESSETH,  that  to  secure  the  payment  of the Obligations to the

Mortgagee, the Mortgagor hereby mortgages to the Mortgagee  and  grants  to the Mortgagee a security interest in:

     ALL that certain plot, piece or parcel of land, with the buildings and improvements  thereon  erected or to be erected situate, lying and being in the County of Chemung, State  of  New  York,  more particularly bounded and described in Schedule A (the "Premises") hereto  annexed  and all materials intended  for construction, reconstruction, alteration and repair  of  such buildings and  improvements now or hereafter delivered to the Premises, all of which materials  shall  be  deemed  to be included in and as part of the

Premises upon the delivery thereof to the Premises;

     TOGETHER with all right, title and  interest, if any, of the Mortgagor of, in and to the land lying in the streets,  roads  or  avenues,  open  or proposed,  in  front  of  or  adjoining  the Premises and of, in and to any strips  or  gores  of land adjoining the Premises  and  all  easements  and appurtenances thereto;

     TOGETHER, ALSO,  with  (a) all unearned premiums, accrued, accruing or to accrue under any insurance  policies  now  or  hereafter obtained by the

Mortgagor and the Mortgagor's interest in and to all  proceeds which now or hereafter may be paid in connection with the conversion  of the Premises or any  portion  thereof  into  cash or liquidated claims, together  with  the interest payable thereon and the  right  to  collect  and receive the same,

including,  but without limiting the generality of the foregoing,  proceeds of casualty

insurance, title  insurance  and  any  other  insurance  now  or  hereafter maintained  with  respect to the Premises or in connection with the use  or operation thereof and  (b)  all awards, payments and/or other compensation,

together with the interest payable  thereon  and  the  right to collect and receive  the same which now or hereafter may be made with  respect  to  the

Premises as  a  result  of  (i) a taking by eminent domain, condemnation or other governmental action or  purchase  in  lieu thereof including, without limitation,  the  change of grade of any street,  road  or  avenue  or  the widening  of any streets,  roads  or  avenues  adjoining  or  abutting  the

Premises (hereinafter,  "Condemnation  Proceeds"), or (ii) any other injury to, or decrease in value of, the Premises or any portion thereof, in any of the foregoing circumstances described in  clause  (a)  or (b) above, to the extent of the entire amount of the Obligations outstanding  as  of the date of  receipt  by  the  Mortgagee  of  any such insurance proceeds or awards,

notwithstanding that the entire amount  of  the Obligations may not then be due  and  payable,  and also to the extent of reasonable  attorneys'  fees,

costs and disbursements  incurred  by  the Mortgagee in connection with the collection of any such insurance proceeds  or  awards;  and  the  Mortgagor hereby assigns to the Mortgagee, and the Mortgagee is hereby authorized  to collect  and  receive, all insurance proceeds and awards and to give proper receipts and acquittances  therefor  and  to  apply  the  same  toward  the outstanding  amount  of  the  Obligations  notwithstanding  that the entire amount of the Obligations may not then be due and payable, and  also to the extent of reasonable attorneys' fees, costs and

disbursements  incurred  by the Mortgagee in connection with the collection of any such insurance proceeds  or  awards; and the Mortgagor hereby agrees to make, execute and deliver, from time  to time, upon demand, such further documents, instruments, or assurances as may  be requested by the Mortgagee to confirm the assignment of the insurance proceeds  and  the awards to the

Mortgagee,  free  and  clear  of  any interest of the Mortgagor  whatsoever therein and free and clear of any other  liens,  claims  or encumbrances of any kind or nature whatsoever;

     TO  HAVE  AND  TO  HOLD  the Premises and other property,  privileges,

rights, interests and franchises  hereby  granted or mortgaged, or intended so to be, unto the Mortgagee, their successors and assigns forever;

     AND the Mortgagor represents, covenants, and agrees with the Mortgagee as follows:



ARTICLE 1.     CERTAIN REPRESENTATIONS AND WARRANTIES

     For so long as any of the Obligations  shall  remain  outstanding, the

Mortgagor hereby represents and warrants to the Mortgagee, as follows:

     SECTION 1.01.  LEGALLY ENFORCEABLE AGREEMENTS.  This Mortgage  is,  or

when  delivered  will  be  a  legal,  valid  and  binding obligation of the

Mortgagor enforceable against the Mortgagor in accordance  with  its terms,

except  to  the  extent that such enforcement may be limited by bankruptcy,

insolvency and other similar laws affecting creditor's rights generally.

     SECTION 1.02.  WARRANTY   OF   TITLE.   The  Mortgagor  has  good  and

marketable title to the Premises and  the  Building Equipment.SECTION 1.03.

OWNERSHIP AND LIENS.  The Mortgagor owns the Premises free and clear of all known  security  interests  encumbrances and Liens,  except  for  the  Lien created by this Mortgage.

     SECTION 1.04.  CREATION OF LIEN.  This Mortgage creates a  valid first priority Lien on the Premises  securing  the payment of the Obligations and all actions necessary or desirable to protect  such  Lien  have  been  duly taken.

     SECTION 1.05.  TAXES.  The Mortgagor has filed all tax (federal, state and local) returns required to be filed and has paid all taxes, assessments and  governmental  charges and levies thereon to be due, including interest and penalties except  those  taxes  being  contested  in  good  faith.  The

Mortgagor  has  no  knowledge of any claims for taxes due and unpaid  which might become a Lien upon the Premises or the Building Equipment.

     SECTION 1.06.  USE  OF  THE COLLATERAL.  The Premises will not be used for personal, family, household or farming use.

     SECTION 1.07.  NO AUTHORIZATION  REQUIRED.  No authorization, approval or  other  action by, and no notice to or  filing  with,  any  governmental authority or  regulatory  body  is required either for (a) the grant by the

Mortgagor  of  the  Lien  granted hereby  or  the  execution,  delivery  or performance of this Mortgage  by  the  Mortgagor or (b) the exercise by the

Mortgagee of its rights and remedies hereunder.



ARTICLE 2.     CERTAIN COVENANTS.

     For so long as any of the Obligations  shall  remain  outstanding, the

Mortgagor agrees as follows:

     SECTION 2.01.  INSURANCE.

     (a)  The  Mortgagor  shall keep the buildings on the Premises  insured against: (i) loss of fire, (ii) additional perils customarily covered under an all-risk policy and (iii)  flood  hazard, if the Premises are located in an area identified by the Secretary of  Housing and Urban Development as an

area having special flood hazards and in  which  flood  insurance  has been made  available under the National Flood Insurance Act of 1968, as amended.

The insurance  required in this paragraph (a) shall provide coverage for an amount not less  than  the  full  replacement value of the buildings on the

Premises  or such other amount as the  Mortgagee  may  reasonably  require,

provided that  (i)  the  amount of insurance coverage shall be in an amount sufficient to satisfy, at  all  times,  any  co-insurance requirements, and

(ii) the amount of any flood hazard insurance  shall not exceed the maximum amount of coverage available under the National Flood Insurance Act.

     (b)  The premises are presently insured by Royal Insurance and if this policy is replaced it shall be by a policy issued  by  a comparable company pursuant  to  a  policy  satisfactory  to Mortgagee in form and  substance.

Without limiting the generality of the foregoing, the policies of insurance required hereby shall provide for ten (10)  days'  prior  written notice of cancellation and shall be payable to the Mortgagee pursuant  to  a New York standard mortgagee endorsement.

     (c)  The  Mortgagor  shall give prompt written notice to the Mortgagee in the event of damage to the Premises by reason of fire or other hazard or casualty.

     (d)  Notwithstanding the provisions of Subdivision 4 of Section 254 of the Real Property Law, the  Mortgagee shall be entitled to retain and apply the  proceeds of any insurance  required  hereby  to  the  payment  of  the

Obligations  or,  in the sole discretion of the Mortgagee, apply any or all such proceeds to the cost of restoration of the Premises, in which case the

Mortgagor shall proceed  with  reasonable  diligence  to repair, replace or rebuild the Premises to substantially their condition prior  to such damage in full compliance with all legal requirements.

     (e)  The  Mortgagor  shall  provide the Mortgagee with copies  of  all policies of insurance (or certificates  thereof) for the required insurance

coverages  in  form  and  substance  satisfactory  to  the  Mortgagee.   In

addition, the Mortgagor shall provide  the Mortgagee with copies of renewal policies  (or  certificates  thereof) or temporary  binders  in  the  event renewal policies have not been  issued,  in a timely manner.  The Mortgagor must,  in any event, provide Mortgagee with  satisfactory  confirmation  of renewal coverage by the renewal date.

     (f)  In  the  event that the Mortgagor fails to maintain the insurance required hereby, the  Mortgagee  may  obtain  such  insurance  and  pay the premiums  therefor  and  the  Mortgagor  shall,  on  demand,  reimburse the

Mortgagee  for any insurance premiums paid, together with interest  thereon computed at the highest rate per annum

allowable under  New  York  State law.  The obligations of the Mortgagor to reimburse the Mortgagee pursuant  to this paragraph (g) shall be secured by this Mortgage.

     (g)  The Mortgagor will not take  any  action, or permit any condition to exist, with respect to the Premises which  may, in any manner, partially or wholly invalidate the insurance on the Premises required hereby.

     SECTION 2.02.  TAXES AND OTHER CHARGES.  The  Mortgagor  shall pay all taxes,  assessments,  water  rates,  sewer rents and other charges  now  or hereafter levied against the Premises  or any part thereof and also any and all  license  fees  or  similar  charges which  might  be  imposed  by  any municipality in which the Premises  are  situated  for  the  use of vaults,

chutes,  areas  and other space beyond the lot line and on or abutting  the public sidewalks  in  front of or adjoining the Premises, together with any

penalties or interest on  any  of  the  foregoing.   The Mortgagee may, but

shall  not be obligated to, pay any such taxes, assessments,  water  rates,

sewer rents,  license  fees  or  similar  charges  in  the  event  that the

Mortgagor shall default in the payment thereof, and the Mortgagor shall, on demand,  reimburse  the  Mortgagee  for  all  amounts so paid together with interest thereon computed at the highest rate per annum allowable under New

York State law, and such amounts shall be secured  by  this Mortgage.  Upon request  of  the  Mortgagee,  the Mortgagor will furnish to  the  Mortgagee receipts for the payment of all  items  specified  in this Section prior to the date when the same become delinquent.

     SECTION 2.03.  MAINTENANCE OF THE PREMISES.

	  (a)  The Mortgagor shall maintain the Premises  in good condition and  repair, and not commit or suffer any waste thereof or the  conduct  of any nuisance  or  unlawful  occupation  or  business  on,  or  use  of, the

Premises,  and  to comply with, or cause to be complied with, all statutes,

ordinances and requirements  of  any governmental authority relating to the

Premises.

	  (b)  The Mortgagor shall  promptly  repair,  restore,  replace or rebuild  any  part of the Premises now or hereafter subject to the Lien  of this Mortgage which  may  be  substantially  damaged  or  destroyed  by any casualty  whatsoever  or which may be materially affected by any proceeding of the character referred herein; and the Mortgagor will not initiate, join in, or consent to any change  in  any  private  restrictions,  limiting  or defining the uses which may be made of the Premises or any part thereof.

	  (c)  The Mortgagor shall not remove, demolish or materially alter any building or other property now or hereafter covered by the Lien of this

Mortgage,  or  permit  any  such  building or other property to be removed,

demolished or materially altered, without  the prior written consent of the

Mortgagee.



     SECTION 2.04.  USE OF PREMISES.  Except  as approved by the Mortgagee,

which approval shall not be unreasonably withheld,  the Mortgagor shall not permit the Premises to be used for any purpose other  than the operation of the Mortgagor's business, as it is presently conducted.

     SECTION 2.05.  ESTOPPEL  CERTIFICATE.  Within ten (10)  business  days after a request therefor, the Mortgagor  shall  furnish a written statement duly  acknowledged  of  the  amount due on this Mortgage  and  whether  any offsets or defenses exist against the Obligations.

     SECTION 2.06.  SUBORDINATION OF LEASES.  The Mortgagor shall cause all present  and  future  leases affecting  the  Premises  to  be  subject  and subordinate to this Mortgage.

     SECTION 2.07.  RESTRICTIONS   AGAINST   SALE,  CONVEYANCE,  ETC.   The

Mortgagor  shall  not sell, convey, transfer, lease,  further  encumber  or otherwise dispose of  the  Premises  or  any  part  thereof or any interest therein without the prior written approval of the Mortgagee, which approval shall  not  be  unreasonably withheld.  The lease of the  premises  to  the

Chemung County Industrial  Development Agency is specifically excluded from this provision.

     SECTION 2.08.  LIEN LAW.   In  compliance  with Section 13 of the Lien

Law, the Mortgagor shall receive the advances secured  hereby and hold such advances as a trust fund to be applied first for the purpose  of paying the cost of improvement and before using any part of the total of the  same for any other purpose.



     SECTION 2.09.  FURTHER AGREEMENTS.  The Mortgagor shall undertake  all such  further  acts  and execute, acknowledge and deliver, at its sole cost

and  expense,  all  such   further  acts,  deeds,  conveyances,  mortgages,

assignments, estoppel certificates,  notices  of  assignment, transfers and assurances as the Mortgagee may reasonably require  from  time  to  time in order to confirm,

convey,  grant, transfer and assign, confirm unto the Mortgagee, the rights now or hereafter  intended  to  be  granted  to  the  Mortgagor  under this

Mortgage.



ARTICLE 3.     EMINENT DOMAIN.

     SECTION 3.01.  ASSIGNMENT  OF CONDEMNATION PROCEEDS.  All Condemnation

Proceeds are hereby assigned to and  shall  be  paid to the Mortgagee.  The

Mortgagor  hereby  authorizes  the Mortgagee to collect  and  receive  such

Condemnation Proceeds to give proper receipts and acquittances therefor and to apply the same toward the payment of the Obligations notwithstanding the fact that all of the Obligations  may  not  then  be due and payable.  Upon request by the Mortgagee, the Mortgagor shall make, execute and deliver any and all assignments and other instruments necessary  or appropriate, in the reasonable  discretion  of  the Mortgagee, in order to effect  the  pledge,

transfer and assignment to the  Mortgagee  of  the  aforesaid  Condemnation

Proceeds free and clear of any Liens, charges or encumbrances of  any  kind or  nature whatsoever.  The Mortgagor shall continue to pay interest on the entire  principal  amount or any of the Obligations, until the Condemnation

Proceeds for such taking  or other action shall have been actually received by the Mortgagee.

     SECTION 3.02.  APPLICATION OF CONDEMNATION PROCEEDS.  The Condemnation

Proceeds  assigned  hereby  may   be  applied  by  the  Mortgagee  in  such

proportions and priority as the Mortgagee,  in  its  sole  discretion,  may elect, to the payment of principal, interest or other sums, secured by this

Mortgage and/or to the payment to

the  Mortgagor,  on  such  terms as the Mortgagee may specify, for the sole purpose of altering, restoring or rebuilding any part of the Premises which may have been altered, damaged  or destroyed as a result of any such taking

or  other  action.   If, prior to the  receipt  by  the  Mortgagee  of  any

Condemnation Proceeds  the  Premises shall have been sold on foreclosure of this Mortgage, the Mortgagee shall have the right to receive and apply said

Condemnation Proceeds to the  extent of any deficiency found to be due upon such  sale,  with legal interest  thereon,  whether  or  not  a  deficiency judgment on this  Mortgage  shall  have been sought or recovered or denied,

together  with reasonable counsel fees  and  the  costs  and  disbursements incurred by  the  Mortgagee  in  connection  with  the  collection  of said

Condemnation Proceeds.



ARTICLE 4.     HAZARDOUS SUBSTANCES.

     SECTION 4.01.  REPRESENTATION  AND  WARRANTIES.   The Mortgagor hereby

warrants  and represents that there are no known Hazardous  Substances  (as hereinafter  defined)  at  or  affecting  the  Premises in any manner which violates  Federal, State or local laws, ordinances,  rules  or  regulations

governing  the   use,   storage,  treatment,  transportation,  manufacture,

refinement, handling, production or disposal of Hazardous Substances.

     SECTION 4.02.  COVENANTS.  For so long as any of the Obligations shall remain unpaid, the Mortgagor agrees as follows:

	  (a)  the Mortgagor  shall  keep  or cause the Premises to be kept free of Hazardous Substances and not cause or permit the

Premises  to be used to generate, manufacture,  refine,  transport,  treat,

store, handle,  dispose, produce or process Hazardous Substances, except in compliance with all  applicable  Federal, State and local laws, ordinances,

rules or regulations.

	  (b)  the Mortgagor shall  require compliance by all operators and occupants  of the Premises with all applicable  Federal,  State  and  local laws, ordinances, rules and regulations by ensuring that all such operators and occupants  obtain  and  comply  with  any  and  all required approvals,

registrations or permits.

     For the purposes of this Article 6, "Hazardous Substance"  shall  mean any  and  all  substances  and/or conditions, on or affecting the Premises,

which are now deemed to be hazardous  substances,  or  that  may present an unreasonable risk to health or the environment, as determined  pursuant  to any  Federal,  State or local laws, ordinance, rule or regulation governing the  use,  storage,  treatment,  transportation,  manufacture,  refinement,

handling, production  or disposal of hazardous substances including but not limited to solid wastes, toxic materials and asbestos.





ARTICLE 5.     REMEDIES.

     SECTION 5.01.  REMEDIES  UPON  DEFAULT.   Upon  the  occurrence of any

Event of Default under the Loan Agreement, the Mortgagee may,  in  addition to  any  rights or remedies available to it under the other Loan Documents,

at law or at equity, take such action as it

deems advisable to protect and enforce its rights against the Mortgagor and in and to  the  Premises  including,  but  not  limited  to,  the following actions,  each of which may be pursued concurrently or otherwise,  at  such time and in  such  sequence  as  the  Mortgagee  may determine, in its sole discretion, without impairing or otherwise affecting  any  other  rights or remedies  of  the Mortgagee:  (a) apply for the appointment of a custodian,

trustee, receiver,  liquidator  or  conservator  of  the  Premises, without regard  for the adequacy of the security for the indebtedness  and  without regard for the solvency of the Mortgagor, or any Third Party; (b) institute an action, suit or proceeding in equity for the specific performance of any covenants, conditions or agreements contained herein or in the Obligations;

(c) institute  proceedings  for  the foreclosure of this Mortgage, in which case the Premises may be sold in one  or  more  parcels; (d) enter upon the

Premises  and  dispossess  the  Mortgagor  and  its  agents   and  servants

therefrom; or (e) pursue such other remedies as the Mortgagee may  have  at equity, at law under this Mortgage of under any of the Loan Documents.

     SECTION 5.02.  CUMULATIVE REMEDIES.  The rights of the Mortgagee under this  Mortgage and the other Loan Documents shall be separate, distinct and cumulative  and  none of them shall be to the exclusion of the others or of other rights conferred  by  law;  and  no  act  of  the  Mortgagee shall be construed as an election to proceed under any one provision  herein  as  an election  to proceed under any one provision herein to the exclusion of any

other  provision,   anything   herein   or   otherwise   to   the  contrary

notwithstanding.

     SECTION 5.03.  RECEIVER.  The holder of this Mortgage, in  any  action to  foreclose  it,  shall  be  entitled  to  the appointment of a receiver,

without notice and without regard to the adequacy of any

security for the Obligations secured hereby and  any  such  receiver  shall have the right, INTER ALIA, to enter upon the Premises.

     SECTION 5.04.  SINGLE  PARCEL.   In  case  of  a foreclosure sale, the

Premises, or so much thereof as may be affected by this  Mortgage,  may  be sold  in  one parcel and as an entirely or in such parcels, manner or order as the Mortgage, in its sole discretion may elect.

     SECTION 5.05.  MULTIPLE  ACTIONS.  To the extent permitted by law, the

Mortgagee shall have the right  from  time  to  time  to  sue for any sums,

whether  interest, damages for failure to pay principal or any  installment thereof, taxes, installments of principal, or any other sums required to be paid under the terms of the Obligations or this Mortgage as the same become due, without  regard to whether or not the principal sum of the Obligations or any other sums  secured  by  this  Mortgage  shall  be  due  and without prejudice  to  the right of the Mortgagee thereafter to bring an action  to foreclosure, or  any  other  action,  for  a  default  or  defaults  by the

Mortgagor existing at the time such earlier action was commenced.

     SECTION 5.06.  WAIVER  OF EXEMPTIONS, MARSHALLING, ETC.  The Mortgagor

will not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage  of  any  stay  or extension or moratorium law,  any  exemption  from execution or sale of the Premises  or  any  part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and  terms of performance of this Mortgage, nor claim,

take or insist

upon  any benefit or advantage  of  any  law  now  or  hereafter  in  force providing  for  the  valuation  or  appraisal  of the Premises, or any part thereof, prior to any sale or sales thereof which  may  be made pursuant to any provision herein, or pursuant to the decree, judgment  or  order of any court  of competent jurisdiction; nor, after any such sale or sales,  claim or exercise  any right under any statute heretofore or hereafter enacted to redeem the property  so  sold  or any part thereof and the Mortgagor hereby expressly waives all benefit or  advantage  of  any  such  law  or laws and covenant  not to hinder, delay or impede the execution of any power  herein granted or  delegated  to  the  Mortgagee,  but  to  suffer  and permit the execution  of every power as though no such law or laws have been  made  or enacted.  The  Mortgagor  for itself and all who may claim under it, waive,

to the extent that they lawfully  may  claim under it, waive, to the extent that they lawfully may, all right to have  the  Premises marshaled upon any foreclosure hereof and further waive and release  all  technical procedural errors,  defects,  and  imperfections in any proceeding instituted  by  the

Mortgagee hereunder.



ARTICLE 6.     REAL COVENANTS.

     The terms, covenants and conditions of this Mortgage shall run with the land, shall  constitute real covenants and be binding upon the

Mortgagor, its successors and  assigns,  and  all  subsequently mortgagees,

tenants and subtenants of the Premises and shall inure  to  the  benefit of the  Mortgagee,  subsequent  holders  of this Mortgage and their respective successors and assigns.

ARTICLE 7.     MISCELLANEOUS.

     SECTION 7.01.  WAIVER AND AMENDMENT.   No  amendment  or waiver of any

provision  of  this Mortgage nor consent to any departure by the  Mortgagor therefrom shall  in  any  event  be  effective  unless the same shall be in writing and signed by an authorized officer of the Mortgagee, and then such waiver or consent shall be effective only in the  specific instance and for the  specific  purpose  for which given.  No failure on  the  part  of  the

Mortgagee to exercise, and  no  delay  in  exercising,  any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right.

     SECTION 7.02.  EXPENSES.  The Mortgagor shall reimburse  the Mortgagee on demand for all reasonable costs, expenses, and charges incurred  by  the

Mortgagee  in  connection  with  the  performance,  or  enforcement of this

Mortgage.

     SECTION 7.03.  JOINT AND SEVERAL OBLIGATIONS.  As used herein the term

Mortgagor shall include all signatories hereto, if more than  one.  In such event,  the  obligations,  representations  and warranties of the Mortgagor hereunder shall be joint and several.

     SECTION 7.04.  NOTICES.  Unless the party  to  be  notified  otherwise notifies the other party in writing as provided in this Section, and except as  otherwise  provided  in  this  Mortgage,  notices shall be given to the

Mortgagee and to the Mortgagor by hand or by certified mail, return receipt requested, addressed to such party at its address set forth below.  Notices shall be effective: (a) if given by certified mail,  72 hours after deposit in the mails with

first class postage prepaid, addressed as aforesaid; and  (b)  if  given by hand,  upon  receipt,  provided  that  notices  to  the  Mortgagee shall be effective only upon receipt;


	       Address for notices to the Mortgagee

	       New York State Urban Development Corporation d/b/a Empire State Development Corp.
	       633 Third Avenue
	       New York, New York 10017
	       Attention: Senior Vice President and
			  General Counsel


	       Address for notices to the Mortgagor

	       Artistic Greetings, Inc.
	       One Komer Center
	       Post Office Box 1999
	       Elmira, New York 14902-1999
	       Attention: Tom Wyckoff

     SECTION 7.05.  CAPTIONS.  The captions and headings hereunder  are for convenience only and shall not affect the interpretation or construction of this Mortgage.

     SECTION 7.06.  SEVERABILITY.   The  provisions  of  this  Mortgage are

intended to be severable.  If for any reason any provision of this Mortgage shall  be  held  invalid  or  unenforceable  in  whole  or  in  part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any  manner affecting  the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

     SECTION 7.07.  GOVERNING LAW.  This Mortgage shall be governed by, and interpreted  and construed in accordance with, the laws of the State of New

York.

     SECTION 7.08.  TRIAL BY JURY; COUNTERCLAIMS.

	  (a)  WAIVER  OF  TRIAL  BY JURY.  The Mortgagor hereby waives all rights to trial by jury in any action,  proceeding,  claim  or counterclaim arising out of this Mortgage.

	  (b)  COUNTERCLAIMS, ETC.  Anything contained in this  Mortgage to

the   contrary  notwithstanding,  the  Mortgagor  does  hereby  waives  any counterclaim,  defense,set-off  or  right  of  recoupment  in any action or proceeding to foreclose this Mortgage or to recover payment  of  any amount payable to the Mortgagee under this Mortgage, the Obligations or any of the

Loan Documents.

     SECTION 7.09.  IMMUNITIES.   To the extent that the Mortgagor  has  or

hereafter may acquire any immunity  from  jurisdiction of any court or from any legal process (whether through service  or  notice, attachment prior to judgment,  attachment  in aid of execution, execution  or  otherwise)  with respect to itself or its  property, the Mortgagor hereby irrevocably waives such immunity with respect to its obligations under this Mortgage.

     SECTION 7.10.  SUCCESSORS  AND  ASSIGNS;  TRANSFER  OF  RIGHTS.   This

Mortgage  shall  be  binding  upon the Mortgagor and any of its successors,

assigns and transfers as may be  permitted by the Mortgagee and shall inure to the benefit of the Mortgagee, its  successors  and assigns.  None of the rights  or  obligations  of  the  Mortgagor hereunder may  be  assigned  or otherwise transferred without the prior  written  consent of the Mortgagee.

The Mortgagee may assign all or any part of the Obligations  to  a  bank or other entity, in which event, upon notice by the Mortgagee to the

Mortgagor,  the  assignee  shall  have,  to  the  extent of such assignment

(unless  otherwise  provided  herein), the same rights  and  benefits  with respect to the Premises and the  Building  Equipment as it would have if it were the Mortgagee hereunder.  The Mortgagee may furnish any information in the possession of the Mortgagee concerning the  Mortgagor,  the Premises or the Building Equipment to any assignee or prospective assignees.

     IN WITNESS WHEREOF, this Mortgage has been duly executed as of the day and year first above written.


				   ARTISTIC GREETINGS, INC.

				   By:/s/ Thomas C. Wyckoff
				      Title: General Counsel

STATE OF NEW YORK  )
		   ) SS:
COUNTY OF CHEMUNG  )

     On  the  5th  day  of  November,  1995, before me personally came  THOMAS

C. WYCKOFF, to me known, who, being by me duly sworn, did depose and say that he resides at Elmira, New York; that he is the General Counsel of Artistic Greetings, Inc., the corporation described in and which executed the foregoing instrument; and that he signed his name thereto by order of the directions of said corporation.


				   ______________________________
				   NOTARY PUBLIC